Exhibit 10.21H

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

TWELFTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWELFTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.	Customer desires to utilize, and CSG agrees to deliver a Customer Preference Management Custom Application. Such custom solution will be designed to capture home, work and cell phone numbers, email and text preferences of Customer’s subscribers.

2.	Therefore, Schedule F, Fees, CSG Service, shall be amended to add a new Section VII entitled “Customer Preference Management Custom Application,” as follows:

CSG SERVICES

VII. Customer Preference Management Custom Application

Description of Item/Unit of Measure	Frequency	Fee
3. Fee for one (1) Virtual Server and one (1) Database Server	*******	$	********

Note 1: Production Support is limited to *** **** ***** per month. Additional fees will be charged for hours exceeding this monthly limit and will be set forth in a separate Statement of Work or Letter of Authorization

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Peter Kiriacoulacos	By: /s/ Joseph T. Ruble

Name: Peter Kiriacoulacos	Name: Joseph T. Ruble

Title: Executive Vice President & Chief Procurement Officer	Title: EVP, CAO & General Counsel

Date: 5-3-12	Date: 5-21-12